Other Commitments and Contingencies	9 Months Ended
Sep. 30, 2023
Commitments and Contingencies Disclosure [Abstract]
Other commitments and contingencies	OTHER COMMITMENTS AND CONTINGENCIES
Assets pledged

(in thousands of $)	September 30, 2023	December 31, 2022
Book value of vessels secured against loans (1)	1,080,626	1,115,500
(1) This excludes the Gimi which is classified as “Assets under development” (note 15) and secured against its specific debt facility (note 18).

Capital Commitments

•FLNG conversion
In June 2023, we agreed to replace the Gandria as a specific donor vessel with a generic LNG carrier for conversion to a FLNG which is subject to certain payments and lodging of a full notice to proceed. We have also provided a guarantee to cover the sub-contractor’s obligations in connection with the conversion of the vessel. If we do not proceed with the conversion, we may be liable for certain termination payments.

•MKII FLNG
In 2022, our Board of Directors approved up to $328.5 million of capital expenditures for the MKII FLNG. As of September 30, 2023, we entered into agreements for engineering services and long lead items amounting to $183.3 million (note 17).
In May 2023, we exercised our option to purchase Fuji LNG, a donor vessel for a prospective MKII FLNG project, with the balance of the purchase price of $62.0 million due on eventual delivery of the vessel which we currently expect in Q1 2024.